

LITHIA

Q1’11 COMPANY UPDATE



DISCLOSURE

This presentation includes "forward-looking statements" within the meaning of the "Safe-Harbor" provisions of the Private Securities Litigation Reform Act of 1995, which management believes are a benefit to shareholders. Forward-looking statements in this presentation include our guidance regarding second quarter and full year 2011 results; statements regarding our future goals, plans, objectives and strategies; and projections regarding our future financial position and results of operations. Generally, you can identify forward-looking statements as statements other than those of historical fact and by terms such as "may," "will," "should," "expect," "plan," "intend," "forecast," "anticipate," "believe," "estimate," "predict," "potential," and "continue" or the negative of these terms or other comparable terminology. These statements are necessarily subject to risk and uncertainty and actual results could differ materially due to certain risk factors, including without limitation, future economic conditions and others set forth from time to time in our filings with the SEC including the "Risk Factors" section of our Annual Report on Form 10-K, as amended and supplemented from time to time by our Quarterly Reports on Form 10-Q and our other filings with the SEC. We urge you to carefully consider this information. We undertake no duty to update our forward-looking statements, including our earnings outlook. You should not place undue reliance on these forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made.

Additionally, this presentation contains certain non-GAAP financial measures as defined under SEC rules, such as adjusted net income and diluted earnings per share from continuing operations, adjusted SG&A as a percentage of revenues and gross profit, adjusted operating profit as a percentage of revenue and gross profit and adjusted pre-tax margin. These measures are adjusted to exclude certain items disclosed in the attached financial tables. Cash flows from operations were adjusted to include the change in non-trade floorplan debt to improve the visibility of cash flows related to vehicle financing. As required by SEC rules, the Company has provided reconciliations of these measures to the most directly comparable GAAP measures, which are set forth in the attachments to this release. The Company believes that each of the foregoing non-GAAP financial measures improves the transparency of the Company's disclosure, provides a meaningful presentation of the Company's results from its core business operations excluding adjustments for items not related to the Company's ongoing core business operations or other non-cash adjustments, and improves the period-to-period comparability of the Company's results from its core business operations. These presentations are not intended to provide net income, cash flows from operations, operating income or selling, general and administrative costs in accordance with GAAP and should not be considered an alternative to GAAP measures.


BODY & FENDER DEPT.
CHRYSLER & PLYMOUTH
SERVICE DEPARTMENT
LITHIA MOTORS
CHRYSLER · PLYMOUTH
SALES & SERVICE
CHRYSLER
PLYMOUTH
DRIVE IN
US ROYAL

1947 Photo

THE BEGINNING: SINCE 1946

FOUNDED IN ASHLAND, OREGON




Seattle [1]
Renton [2]
Spokane [3]
WASHINGTON
Tri-Cities [1]
Portland [3]
Oregon City [1]
Eugene/Springfield [3]
Roseburg [2]
Grants Pass [1]
Medford [6]
Klamath Falls [1]
Bend [2]
OREGON
IDAHO
Boise [1]
Twin Falls [2]
Pocatello [2]
Missoula [1]
Great Falls [2]
Helena [2]
MONTANA
Billings [2]
NORTH DAKOTA
Grand Forks [3]
IOWA
Cedar Rapids [2]
Ames [2]
Des Moines [3]
Eureka [1]
Redding [2]
NEVADA
Reno [4]
Santa Rosa [1]
Concord [1]
Seaside [2]
Fresno [4]
CALIFORNIA
Denver [1]
COLORADO
Santa Fe [1]
NEW MEXICO
Midland [3]
Odessa [4]
Abilene [2]
San Angelo [3]
TEXAS
Bryan [1]
Corpus Christi [1]
ALASKA
Fairbanks [1]
Wasilla [1]
Anchorage [5]
Updated: 04/18/11

- I.P.O. in Dec. 1996 - 5 dealerships
- The 9th largest U.S. auto retailer
- Primarily exclusive franchises



LITHIA MOTORS OVERVIEW

86 DEALERSHIPS, 12 STATES, 26 BRANDS


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SECTOR STRENGTHS



STABLE, PROFITABLE INDUSTRY


Auto Retailers
Pre-tax Income %
2.0%
1.9%
1.5%
4.8%
2.1%
(2.9)%
(15.0)%
(10.2)%
Auto Manufacturers
2007
2008
2009
2010
SAAR
16.1
13.2
10.4
11.6

Note: Margin based on reported pre-tax income as a percentage of revenue adjusted for impairment charges. Auto manufacturers includes Ford and GM for all periods, and Chrysler for 2010. Auto retailer average includes Lithia, AutoNation, Sonic, Asbury, Penske, and Group 1.


Q1'11 Profitability Mix
New Vehicles
Used Vehicles
F&I and Other
Service, Body & Parts
51.8%
31.7%
3.8%
12.7%
22.2%
22.9%
19.5%
35.4%
Significant gross profit contribution
Revenue
Gross Profit

Note: Used vehicles includes both used retail and wholesale vehicles. Revenues and gross profit based on the three months ended March 31, 2011.

- Retailers profitable despite worst downturn in 27 years
- Business enables quick response to market conditions

- Diverse revenue base
- Service business is stable and counter cyclical

4 SEPARATE BUSINESSES PROVIDE DIVERSIFICATION

SIGNIFICANT EXTERNAL SUPPORT

MANUFACTURERS

- Incentives support inventory value
- National advertising campaigns
- Warranties provide ongoing revenue
- Support consumer, real estate & inventory financing

DEALER ASSOCIATIONS

- Strong state and federal political efforts
- Legal and regulatory support

FRANCHISE LAWS

- Prevent new franchises in existing markets
- Protect dealer agreements

SUBSTANTIAL BENEFITS FOR DEALERS

UNCONSOLIDATED INDUSTRY

Dealerships in the U.S.


21,761
21,461
20,453
18,607
17,653
2007
2008
2009
2010
2011

Source: Automotive News, number of Light Vehicle Dealerships in the U.S.

Highly Fragmented Sector


Top 10 Dealers 8%
All Other 92%

Source: Automotive News

- $1T automotive retail market
- 17,700 dealerships in the country
- Largest retail sector in the U.S.

ABUNDANT ACQUISITION OPPORTUNITIES


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LITHIA'S STRATEGY



LITHIA'S STRATEGY

TARGET EXCLUSIVE FRANCHISES

- Mid-sized, regional markets for domestic and import, metro markets for luxury
- Insulation from competition offers pricing protection

OPERATORS; ENTREPRENEURIAL CULTURE

- Store focused on positive customer experience
- Store ownership of marketing and personnel decisions

STANDARDIZED SYSTEMS AND PROCESSES

- Centralized administrative functions and common measurement
- Best in class information systems

ORGANIC AND ACQUISITION GROWTH

- Increase profitability and diversification
- Less competition with public peers for acquisition targets


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Q1'11 RESULTS

Q1'11 FINANCIAL RESULTS


Revenue ($MM)
31%
$459.2
$603.0
Q1 2010
Q1 2011


Adjusted Diluted EPS
278%
$0.09
$0.34
Q1 2010
Q1 2011

Note: See appendix for reconciliation of adjusted diluted EPS

- Increased same stores sales in all business lines
- Largest first quarter net income since 2006



Q1'11 GROSS MARGIN

Gross Margin Progression


18.7%
17.9%
18.0%
17.1%
17.4%
Q1'10
Q2'10
Q3'10
Q4'10
Q1'11

	Q1'10	Q1'11	Change
New vehicle retail	8.5%	7.5%	(100) bps
Used vehicle retail	13.7%	14.7%	100 bps
Used vehicle wholesale	1.6%	1.4%	(20) bps
Service, body and parts	48.8%	48.5%	(30) bps
Overall	**18.7%**	**17.4%**	**(130) bps**

- Increase over fourth quarter on stronger used and service margins
- Insulated markets maintain higher overall gross margin



GROSS PROFIT ANALYSIS

New Vehicle Same Store Gross Profit Change


40.8%
0.6%
(17.8)%
23.6%
Volume
Price
Margin
Total Change

Retail Used Vehicle Same Store Gross Profit Change


18.4%
(1.5)%
8.4%
25.3%
Volume
Price
Margin
Total Change

Service, Body & Parts Same Store Gross Profit Change


4.4%
3.9%
(0.8)%
7.6%
Volume
Price
Margin
Total Change
Note: SB&Ps volume based on total ticket count

- New vehicle same store gross profit up 24%
- Retail used vehicle same store gross profit up 25%
- Service, body and parts same store gross profit up 8%

NEW VEHICLE SALES


Same Store Sales Growth Y-o-Y
11.7%
26.3%
8.0%
34.4%
41.4%
Q1'10
Q2'10
Q3'10
Q4'10
Q1'11


Gross Margin
8.5%
8.2%
8.3%
7.8%
7.5%
Q1'10
Q2'10
Q3'10
Q4'10
Q1'11

- Domestic same store sales increased 53%
- Truck sales increased 47%
- Some margin pressure and reduced domestic dealer incentives

SOLID GROWTH AND PERFORMANCE



USED VEHICLE SALES


Same Store Sales Growth Y-o-Y
22.0%
15.0%
19.8%
21.1%
16.9%
Q1'10
Q2'10
Q3'10
Q4'10
Q1'10


Used to New Ratio
1.2x
1.0x
1.1x
0.9x
1.0x

- Retail gross margin 15%
- As-is vehicle gross margin 22%
- Maintained 1:1 ratio despite strong new vehicle sales

CONTINUED FOCUS AND STRONG EXECUTION



SERVICE, BODY AND PARTS

Same Store Revenue Mix


9.7%
17.3%
18.6%
54.4%
8.6%
16.1%
17.4%
57.9%
9.2%
16.3%
17.3%
57.2%
10.4%
17.0%
16.6%
56.0%
10.4%
18.2%
17.5%
53.9%
Q1 2010
Q2 2010
Q3 2010
Q4 2010
Q1 2011
Customer Pay
Warranty
Wholesale Parts
Body Shop

Same Store Y-o-Y Revenue Change

	Q1'10	Q2'10	Q3'10	Q4'10	Q1'11
Customer Pay	0.6%	5.6%	5.9%	5.2%	7.2%
Warranty	(13.4)%	(10.0)%	(6.7)%	(3.5)%	2.4%
Wholesale Parts	(11.6)%	(3.1)%	0.8%	10.6%	14.3%
Body Shop	(14.2)%	(8.8)%	3.9%	14.3%	15.5%
Total	**(6.0)%**	**(0.2)%**	**2.5%**	**5.4%**	**8.3%**

- Solid performance in Customer Pay
- Warranty increased despite anniversary of Toyota recalls
- Strong performance in wholesale parts and body shop revenues

IMPROVING TRENDS IN ALL BUSINESS LINES



FINANCE AND INSURANCE

F&I per Unit Breakdown


Insurance and Other
Maintenance Contracts
Finance Reserves
$103
$550
$317
$108
$537
$364
Q1 2010
Q1 2011

F&I per Unit	$970	$1,009

Penetration Rates	Q1'10	Q1'11
Arranged Financing	70%	73%
Service Contracts	42%	40%
Lifetime Oil and Filter	35%	37%

Financial Composition	Q1'10	Q1'11
Sub-Prime <620	12%	14%
Non-Prime 620-680	18%	19%
Prime >680	70%	67%

IMPROVING CREDIT MARKETS

SG&A ANALYSIS


Adjusted SG&A as a % of Gross Profit
86.6%
82.8%
76.0%
Q1 2009
Q1 2010
Q1 2011

% of Gross Profit	**Q1'10**	**Q1'11**	**Change**
Personnel	51.0%	48.5%	(250) bps
Advertising	6.8%	5.6%	(120) bps
Rent	4.2%	3.4%	(80) bps
Facility Cost	7.2%	6.5%	(70) bps
Other	13.6%	12.0%	(160) bps
Total	**82.8%**	**76.0%**	**(680) bps**

Note: See appendix for reconciliation of adjusted gross profit SG&A

- Lowest Q1 SG&A as a % of gross profit since 2005
- Centralized administration increases efficiency

IMPROVING LEVERAGE AS VOLUME RETURNS

GROSS PROFIT RETENTION

$M	Q1'10	Q1'11	% Change
Gross Profit	**$85.9**	**$105.0**	**22.2%**
Personnel	$43.8	$50.9	16.2%
Advertising	$5.8	$5.9	1.4%
Rent	$3.6	$3.6	(1.9)%
Facility Cost	$6.2	$6.8	10.5%
Other	$11.7	$12.5	7.3%
Adj SG&A	**$71.1**	**$79.7**	**12.1%**

Note: See appendix for reconciliation of adjusted Gross Profit and SG&A

Q1'11 Incremental Throughput	**$M**
Change in Gross Profit	$19.1
Change in Adj SG&A	$8.6
% Incremental Throughput	**55%**

- Retained 55% of each incremental gross profit dollar

TARGET 50% – 55% INCREMENTAL THROUGHPUT FOR 2011



GROWTH OPPORTUNITIES

Internal Initiatives

- Increase new vehicle sales 5% above 2011 market increase
- Increase used vehicle sales through sales of 3 to 7 year old used cars
- Grow customer pay in service, body and parts through advertising, IT initiatives and shorter cycle times

Funds for Growth

($MM)	Q4'10	Q1'11	Change
Cash and Cash Equivalents	$9.3	$13.1	$3.8
Availability on Line of Credit	23.3	37.6	14.3
Unfinanced New Vehicles	65.6	52.2	(13.4)
Total	**98.2**	**102.9**	**4.7**
Rasmussen Acquisition	-	**(53.3)**	**(53.3)**
Pending Acquisition Financing		16.0	16.0
Total post Acquisition	**$98.2**	**$65.6**	**($32.6)**

- Projected 2011 free cash flow* of $30MM
- Estimated 2011 cap ex of $28MM

*Free cash flow defined as earnings before interest, taxes, depreciation and amortization (EBITDA) add back stock compensation less cash paid for taxes, interest, dividends and capital expenditures

STRATEGIC INITIATIVES TO INCREASE REVENUE



ACQUISITION GROWTH

Acquisition Objectives

- Targets for initial investment:
  - 75-100% 5-year after-tax ROI
  - 2x-4x EBITDA, including flooring interest
  - 10%-20% of annual revenues
- Seeking no more than 20% of any one franchise
- Balancing brand mix through acquisitions

2011 Recap

Portland Acquisition	$M	Multiple
Net Invested Capital	$37.3	
Annualized EBITDA	10.8	3.4x
Annualized Revenues*	$205.9	18%

*Assuming steady state 2013 revenues

- Purchased 3 stores adding in $176MM in annual revenue
  - BMW MINI Portland
  - Mercedes-Benz Portland
  - Mercedes-Benz Wilsonville

FINDING OPPORTUNITIES AT COMPELLING PRICES

INCREASED 2011 GUIDANCE

Projected earnings range*:	**Q2'11 - $0.32 - $0.34**
	FY 2011 - $1.42 - $1.50

ASSUMPTIONS

- Total revenues in range of $2.5 to $2.6 billion
- New vehicle same store sales increasing 14%
- New vehicle gross margin from 7.5% to 7.7%
- Used vehicle same store sales increasing 16%
- Used vehicle gross margin from 14.0% to 14.3%
- Service body and parts same store sales increasing 2%
- Service body and parts gross margin from 48.3% to 48.6%
- Finance and insurance gross profit of $980 per unit
- Tax rate of 40%
- Estimated average diluted shares outstanding of 26.9 million
- Capital expenditures of approximately $28 million

*Excludes the impact of future acquisitions, dispositions and any potential non-core items


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APPENDIX



NEW VEHICLE SUPPLY

New Vehicle Days Supply


120
90
60
30
0
65
61
84
43
111
81
106
54
Toyota
Honda
Nissan
Subaru
Chrysler
Ford
Chevy
All Other
On-Ground
In-Transit

- Japan events impacting vehicle supply
- Current new vehicle days supply ~ 63 days
- Current used vehicle days supply ~ 47 days

Note: current vehicle days supply are as of April 23, 2011

ADEQUATELY POSITIONED FOR NEAR TERM



NON-OPERATING ASSETS

- Mitigated 56% of non-operating properties since Q2'10; estimated annual savings of $0.07 per share
- 5% of remaining non-operating assets under advanced negotiations

Property, Plant and Equipment ($MM)	**As of Mar 31, 2011**
Real Estate	$342.7
Furniture & Equipment	111.7
Accum Dep	(97.1)
Total	**$357.3**

Vacant Facilities & Bare Land	**($MM)**
Net Book Value	$40.9
Mitigated since Q'2 2010	(23.0)
Remaining Value	**$17.9**

Note: Net book value equal to value of the property at the time of sale or, if not yet sold, recorded value as of March 31, 2011.

CONTINUED PROGRESS CONVERTING ASSETS



STABLE BALANCE SHEET

- Paid off $11.8MM in mortgages during Q1'11
- $3MM mature in 2011; no mortgages due in 2012

Future Mortgage Debt Maturities ($MM)



60
50
40
30
20
10
0
2011
2012
2013
2014
2015
2016
2017
Beyond

MINIMAL NEAR TERM DEBT MATURITIES



CHRYSLER UPDATE

- 71% of Chrysler unit volume from Ram and Jeep lines
- Chrysler stores comprise 27% of current store count

Brand Mix


Chrysler 28%
General Motors 17%
Honda, Acura 8%
All Other 1%
Toyota 14%
Hyundai 6%
BMW 5%
Ford 5%
Volkwagen, Audi 3%
Nissan 4%
Subaru 6%
Kia 2%
Mercedes 1%

Note: Brand mix based on units sales for the quarter ended of March 31, 2011

Chrysler Unit Sales	**Q1'11**
Ram Pickup	46%
Jeep Models	25%
Charger/Challenger/300	10%
Durango/Journey	5%
Minivan	5%
Other	9%
Total	**100%**

ENCOURAGING DEVELOPMENTS AND TRENDS

($K)	Q1'11
New vehicle	$312,234
Used vehicle	160,723
Wholesale used vehicles	30,386
Service, body and parts	76,585
Finance and insurance	19,923
Fleet and other	3,146
Total Revenues	**602,997**
Cost of Goods Sold	498,063
New vehicles	23,330
Retail used vehicles	23,592
Wholesale used vehicles	420
Service, body and parts	37,118
Finance and insurance	19,923
Fleet and other	551
Gross Profit	**104,934**
Asset impairment charges	382
SG&A	79,741
Depreciation and amortization	4,193
Operating Income	**20,618**
Floorplan interest expense	2,563
Other interest expense	3,304
Other, net	(77)
Income before taxes	**14,828**
Income tax expense	6,123
Income from continuing operations	**$8,705**

Note: These results for store classified as discontinued operations have been presented on a comparable basis for all periods



SUPPLEMENTAL INFORMATION

2011 QUARTERLY INCOME STATEMENT

($K)	Q4'10	Q3'10	Q2'10	Q1'10
New vehicle	$290,073	$293,237	$268,721	$215,617
Used vehicle	139,652	158,798	146,836	135,899
Wholesale used vehicles	28,209	30,869	25,570	23,465
Service, body and parts	77,297	77,733	71,996	68,797
Finance and insurance	17,267	18,928	16,274	14,638
Fleet and other	3,093	3,122	4,704	803
Total Revenues	**555,591**	**582,687**	**534,101**	**459,219**
Cost of Goods Sold	460,753	477,743	438,358	373,314
New vehicles	22,666	24,219	22,095	18,404
Retail used vehicles	18,897	23,265	21,247	18,594
Wholesale used vehicles	(60)	33	302	370
Service, body and parts	35,598	38,061	35,379	33,546
Finance and insurance	17,267	18,928	16,274	14,638
Fleet and other	470	438	446	353
Gross Profit	**94,838**	**104,944**	**95,743**	**85,905**
Asset impairment charges	550	-	13,260	1,491
SG&A	77,292	77,468	74,813	71,039
Depreciation and amortization	4,188	4,239	4,401	4,749
Operating Income	**12,808**	**23,237**	**3,269**	**8,626**
Floorplan interest expense	2,194	3,085	2,567	2,751
Other interest expense	3,730	3,725	3,529	3,588
Other, net	(66)	(74)	(214)	(68)
Income before taxes	**6,950**	**16,501**	**(2,613)**	**2,355**
Income tax expense	2,571	6,709	(1,099)	912
Income from continuing operations	**$4,379**	**$9,792**	**$(1,514)**	**$1,443**

Note: These results for store classified as discontinued operations have been presented on a comparable basis for all periods



SUPPLEMENTAL INFORMATION

2010 QUARTERLY INCOME STATEMENTS

($K)	Q4'09	Q3'09	Q2'09	Q1'09
New vehicle	$210,494	$266,769	$211,760	$192,306
Used vehicle	112,051	129,857	126,256	109,089
Wholesale used vehicles	18,212	20,223	17,751	16,513
Service, body and parts	71,268	74,538	72,312	72,957
Finance and insurance	12,299	15,704	14,857	13,537
Fleet and other	524	895	625	570
Total Revenues	**424,848**	**507,986**	**443,561**	**404,972**
Cost of Goods Sold	347,646	412,493	357,272	325,691
New vehicles	16,524	23,806	17,387	16,700
Retail used vehicles	15,429	19,742	18,329	13,666
Wholesale used vehicles	(5)	16	45	355
Service, body and parts	32,636	35,927	35,313	34,667
Finance and insurance	12,299	15,704	14,857	13,537
Fleet and other	319	298	358	356
Gross Profit	**77,202**	**95,493**	**86,289**	**79,281**
Asset impairment charges	153	2,359	3,680	2,080
SG&A	67,507	71,165	68,694	68,655
Depreciation and amortization	6,316	3,883	3,969	4,091
Operating Income	**3,226**	**18,086**	**9,946**	**4,455**
Floorplan interest expense	2,387	3,053	2,664	2,911
Other interest expense	3,476	3,291	3,367	3,981
Other, net	(48)	(25)	(258)	(1,164)
Income before taxes	**(2,589)**	**11,767**	**4,173**	**(1,273)**
Income tax expense	(775)	4,792	1,634	(489)
Income from continuing operations	**$(1,814)**	**$6,975**	**$2,539**	**$(784)**

Note: These results for store classified as discontinued operations have been presented on a comparable basis for all periods



SUPPLEMENTAL INFORMATION

2009 QUARTERLY INCOME STATEMENTS

	Quarterly Same Store Revenue Changes			
	Q4	Q3	Q2	Q1
2011				
New vehicles				41.4%
Retail used vehicles				16.9%
Wholesale used vehicles				30.8%
Service, body and parts				8.3%
Finance and insurance				38.2%
Total				**28.6%**
2010				
New vehicles	34.4%	8.0%	26.3%	11.7%
Retail used vehicles	21.1%	19.8%	15.0%	22.0%
Wholesale used vehicles	51.4%	51.8%	42.1%	41.1%
Service, body and parts	5.4%	2.5%	-0.2%	-6.0%
Finance and insurance	34.0%	18.8%	14.5%	2.9%
Total	**26.7%**	**12.3%**	**19.0%**	**12.2%**
2009				
New vehicles	1.1%	-13.5%	-35.9%	-39.0%
Retail used vehicles	18.2%	3.1%	2.7%	-12.5%
Wholesale used vehicles	27.3%	-17.7%	-30.6%	-47.8%
Service, body and parts	-3.4%	-2.2%	-4.5%	-5.0%
Finance and insurance	-8.7%	-22.6%	-32.5%	-34.3%
Total	**4.9%**	**-8.7%**	**-23.2%**	**-28.9%**
2008				
New vehicles	-39.2%	-25.2%	-22.8%	-13.8%
Retail used vehicles	-18.9%	-15.0%	-23.0%	-9.5%
Wholesale used vehicles	-50.9%	-38.6%	-23.4%	-6.0%
Service, body and parts	-1.4%	-1.2%	-1.8%	3.4%
Finance and insurance	-33.2%	-22.3%	-22.5%	-12.9%
Total	**-30.7%**	**-21.1%**	**-20.6%**	**-10.4%**

Note: These results for store classified as discontinued operations have been presented on a comparable basis for all periods



SUPPLEMENTAL INFORMATION
QUARTERLY SAME STORE REVENUE CHANGES

	Quarterly Gross Margins			
	Q4	Q3	Q2	Q1
2011				
New vehicles				7.5%
Retail used vehicles				14.7%
Wholesale used vehicles				1.4%
Service, body and parts				48.5%
Finance and insurance				100.0%
Total				**17.4%**
2010				
New vehicles	7.8%	8.3%	8.2%	8.5%
Retail used vehicles	13.5%	14.7%	14.5%	13.7%
Wholesale used vehicles	(0.2)%	0.1%	1.2%	1.6%
Service, body and parts	46.1%	49.0%	49.1%	48.8%
Finance and insurance	100.0%	100.0%	100.0%	100.0%
Total	**17.1%**	**18.0%**	**17.9%**	**18.7%**
2009				
New vehicles	7.9%	8.9%	8.2%	8.7%
Retail used vehicles	13.8%	15.2%	14.5%	12.5%
Wholesale used vehicles	0.0%	0.1%	0.3%	2.1%
Service, body and parts	45.8%	48.2%	48.8%	47.5%
Finance and insurance	100.0%	100.0%	100.0%	100.0%
Total	**18.2%**	**18.8%**	**19.5%**	**19.6%**
2008				
New vehicles	8.6%	7.6%	7.7%	7.8%
Retail used vehicles	11.7%	10.1%	11.8%	12.0%
Wholesale used vehicles	-4.8%	-4.7%	-3.0%	-1.5%
Service, body and parts	47.8%	48.5%	47.9%	46.6%
Finance and insurance	100.0%	100.0%	100.0%	100.0%
Total	**19.1%**	**16.7%**	**16.8%**	**17.0%**

Note: These results for store classified as discontinued operations have been presented on a comparable basis for all periods



SUPPLEMENTAL INFORMATION
QUARTERLY GROSS MARGINS

	Q1'11
Income from operations	
As reported	$20,618
Impairments and disposal gain	382
Adjusted	$21,000
Income from continuing operations before income taxes	
As reported	$14,828
Impairments and disposal gain	382
Adjusted	$15,210

GAAP RECONCILIATION

2011 ADJUSTED INCOME STATEMENT DETAIL



	Q4'10	Q3'10	Q2'10	Q1'10
Selling, general & administrative				
As reported	$77,292	$77,468	$74,813	$71,039
Impairments and disposal gain	48	-	(2)	367
Lease termination and severance reserve	96	-	(1,076)	(258)
Adjusted	$77,436	$77,468	$73,735	$71,148
Income from operations				
As reported	$12,808	$23,237	$3,269	$8,626
Impairments and disposal gain	502	-	13,262	1,190
Lease termination and severance reserve	944	-	1,076	258
Adjusted	$14,254	$23,237	$17,607	$10,074
Income (loss) from continuing operations before income taxes				
As reported	$6,950	$16,501	$(2,613)	$2,355
Impairments and disposal gain	502	-	13,262	1,189
Lease termination and severance reserve	944	-	1,076	258
Adjusted	$8,396	$16,501	$11,725	$3,802

GAAP RECONCILIATION

2010 ADJUSTED INCOME STATEMENT DETAIL



	Q4'09	Q3'09	Q2'09	Q1'09
Selling, general & administrative				
As reported	$67,507	$71,165	$68,694	$68,655
Impairments and disposal gain	-	-	-	-
Lease termination	(454)	-	-	-
Adjusted	$67,053	$71,165	$68,694	$68,655
Income from operations				
As reported	$3,226	$18,086	$9,946	$4,455
Impairments and disposal gain	(277)	2,359	3,680	2,080
Lease termination	1,854	-	-	-
Adjusted	$4,803	$20,445	$13,626	$6,535
Income (loss) from continuing operations before income taxes				
As reported	$(2,589)	$11,767	$4,173	$(1,273)
Impairments and disposal gain	(277)	2,359	3,680	2,080
Lease termination	1,854	-	-	-
Gain on extinguishment of debt	-	-	(231)	(1,086)
Adjusted	$(1,012)	$14,126	$7,622	$(279)

GAAP RECONCILIATION

2009 ADJUSTED INCOME STATEMENT DETAIL



	Net income ($K) Q1'11	Diluted earnings per share Q1'11
Continuing Operations		
As reported	$8,705	$0.33
Impairments and disposal gain	229	0.01
Stock based compensation tax shortfall	186	-
Adjusted	$9,120	$0.34
Discontinued Operations		
As reported	$ -	$ -
Impairments and disposal (gain) loss	-	-
Adjusted	$ -	$ -
Consolidated Operations		
As reported	$8,705	$0.33
Adjusted	9,120	0.34

GAAP RECONCILIATION

2011 QUARTERLY ADJUSTED INCOME & DILUTED EPS



	Net income/(loss) ($K)				Diluted earnings per share			
	Q4'10	Q3'10	Q2'10	Q1'10	Q4'10	Q3'10	Q2'10	Q1'10
Continuing Operations								
As reported	$4,379	$9,792	$(1,514)	$1,443	$0.16	$0.37	$(0.06)	$0.06
Impairments and disposal gain	401	-	8,046	732	0.02	-	0.31	0.03
Lease termination and severance reserve	807	-	560	164	0.03	-	0.02	-
Adjusted	$5,587	$9,792	$7,092	$2,339	$0.21	$0.37	$0.27	$0.09
Discontinued Operations								
As reported	$ -	$ -	$(205)	$(176)	$ -	$ -	$(0.01)	$(0.01)
Impairments and disposal (gain) loss	-	-	164	9	-	-	0.01	-
Adjusted	$ -	$ -	$(41)	$(167)	$ -	$ -	$ -	$(0.01)
Consolidated Operations								
As reported	$4,379	$9,792	$(1,719)	$1,267	$0.16	$0.37	$(0.07)	$0.05
Adjusted	5,587	9,792	7,051	2,172	0.21	0.37	0.27	0.08

GAAP RECONCILIATION

2010 QUARTERLY ADJUSTED INCOME & DILUTED EPS



GAAP RECONCILIATION

2009 QUARTERLY ADJUSTED INCOME & DILUTED EPS

	Net income/(loss) ($K)				Diluted earnings per share			
	Q4'09	Q3'09	Q2'09	Q1'09	Q4'09	Q3'09	Q2'09	Q1'09
<u>Continuing Operations</u>								
As reported	$(1,814)	$6,975	$2,539	$(784)	$(0.07)	$0.33	$0.12	$(0.04)
Impairments and disposal gain	(34)	1,570	2,057	1,374	-	0.07	0.10	0.07
Lease termination and severance reserve	1,103	-	-	-	0.04	-	-	-
Gain on extinguishment of debt	-	-	(38)	(774)		-	-	(0.04)
Adjusted	$(745)	$8,545	$4,558	$(184)	$(0.03)	$0.40	$0.22	$(0.01)
<u>Discontinued Operations</u>								
As reported	$260	$(1,262)	$1,124	$2,113	$0.01	$(0.06)	$0.05	$0.10
Impairments and disposal (gain) loss	(1,473)	306	(1,869)	(3,552)	(0.06)	0.02	(0.09)	(0.17)
Adjusted	$(1,213)	$(956)	$(745)	$(1,439)	$(0.05)	$(0.04)	$(0.04)	$(0.07)
<u>Consolidated Operations</u>								
As reported	$(1,554)	$5,713	$3,663	$1,329	$(0.06)	$0.27	$0.17	$0.06
Adjusted	(1,958)	7,589	3,813	(1,623)	$(0.08)	0.36	0.18	(0.08)

